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            National Rural Utilities Cooperative Finance Corporation
                   Secured Revolving Line of Credit Agreement
                                  ("Agreement")

Name of Borrower: Cap Rock Electric Cooperative, Inc.

Address:       500 West Wall, Suite 400, Midland, Texas, 79701

                  National Rural Utilities Cooperative Finance Corporation ("CFC"), a District of Columbia corporation, has approved Borrower for a secured revolving line of credit loan in an amount not to exceed Twenty-five Million Dollars ($25,000,000.00) (hereinafter referred to as the "CFC Commitment"). Borrower hereby agrees that the terms and conditions herein, plus any additional terms and conditions agreed to in writing by the parties, shall constitute a valid and binding agreement between Borrower and CFC. In consideration of their mutual promises hereunder and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CFC and Borrower agree to the following terms and conditions:

1. Revolving Credit and Term. CFC agrees to advance funds to the Borrower pursuant to the terms and conditions hereof (each such advance of funds is referred to herein as an "Advance"), provided, however, that the amount at any time outstanding under this line of credit shall not exceed the CFC Commitment. The Borrower may borrow, repay and reborrow funds at any time or from time to time for a period up to twelve (12) months from the effective date hereof. This Agreement shall thereafter automatically renew for subsequent periods of twelve (12) months each. Either party may terminate this Agreement at the end of any period by providing written notice to the other party at least ninety (90) days prior to the expiration of such period.

2. Requisitions. Requests for Advances shall be in such written form as CFC may reasonably require from time to time.

3. Interest Rate and Payment. The Borrower unconditionally promises and agrees to pay, as and when due, interest on all amounts advanced hereunder from the date of each Advance and to repay all amounts advanced hereunder with interest on the date this Agreement terminates as provided herein. Interest shall be due and payable in accordance with CFC's regular billing cycles as may be in effect from time to time. CFC shall send a payment notice to the Borrower at least five days prior to the due date of any interest payment. All amounts shall be payable at CFC's main office at Woodland Park, 2201 Cooperative Way, Herndon, Virginia 20171-3025 or at such other location as designated by CFC from time to time. The interest rate on all Advances will be equal to the total rate per annum as may be fixed by CFC from time to time, which shall not exceed the Prevailing Bank Prime Rate (as defined herein), plus one percent per annum. Interest

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      will be computed on the basis of a 365 day year for the actual number of days that any Advance is outstanding. The effective date of an interest rate adjustment will be determined from time to time by CFC, provided that no such adjustment may be effective on a date other than the first or sixteenth day of any month, and any such adjustment shall remain in effect until any subsequent change in the interest rate occurs.

      The "Prevailing Bank Prime Rate" is that bank prime rate published in the "Money Rates" column of the eastern edition of The Wall Street Journal on the publication day immediately preceding the day on which an adjustment in the interest rate hereof shall become effective. If The Wall Street Journal shall cease to be published, then the Prevailing Bank Prime Rate shall be determined by CFC by reference to another publication reporting bank prime rates in a similar manner.

4. CFC Accounts. CFC shall maintain in accordance with its usual practices an account or accounts evidencing the indebtedness of the Borrower resulting from each Advance and the amounts of principal and interest payable and paid hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts (whether stored on computer memory, microfilm, payment notices or otherwise) shall be presumptive evidence (absent manifest error) of the existence and amounts of the Borrower's transactions therein recorded.

5. Corporate and Regulatory Approvals. Borrower represents and warrants that it has obtained any and all necessary corporate and regulatory approvals for Borrower to execute, deliver and perform its obligations under this Agreement.

6.    Reports. During the term of this Agreement, Borrower agrees
      (a) to provide CFC, within 120 days of the end of Borrower's fiscal year, its annual financial statements, prepared in accordance with generally accepted accounting principles ("GAAP") and audited by an independent certified public accountant, or otherwise in form and substance satisfactory to CFC, and (b) to provide CFC with any other reports or information which CFC may from time to time reasonably request.

7. Fees. If any amount outstanding and due hereunder shall not be paid when due, Borrower agrees to pay on demand CFC's reasonable costs of collection or enforcement of this Agreement, or preparation therefor, including reasonable fees of counsel. If payment of any principal and/or interest due under the terms of this Agreement is not received at CFC's office in Herndon, Virginia, or such other location designated by CFC within 5 business days after the due date thereof, then Borrower shall pay to CFC, on demand, and in addition to all other amounts due under the terms of this

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      Agreement, any late-payment and additional interest charges as may then be in effect pursuant to CFC's then current policies without setoff or counterclaim. For purposes of this Agreement, a "business day" means a day that both CFC and the financial institution it employs for funds remittance are open for business.

8.    Credit Support. With CFC's prior written approval, this
      Agreement may be used as credit support for other financings.

9. Reduce Balance to Zero. Each 12-month period while this Agreement is in effect, Borrower shall, for a period of at lest five consecutive business days, reduce to zero all amounts outstanding hereunder. Borrower shall make the first balance reduction within 360 days of the first Advance hereunder. Each subsequent balance reduction shall be made within 360 days of the last day of such five-day period.

10. Security. Borrower's indebtedness and other obligations under this Agreement are secured by that certain Second Restated Mortgage and Security Agreement, dated as of October 24, 1995, by and between Borrower and CFC, as the same may have been or shall be supplemented, amended, consolidated, or restated from time to time (the "Mortgage").

11. Notices, Acceleration of Debt and Waivers. While an Advance is outstanding, Borrower agrees to notify CFC in writing of (a) any delinquency or default on any of its financial obligations, (b) any material adverse change in its financial or business condition, and (c) if any representation or warranty made in this Agreement is no longer true in any material respect. If any delinquency, default, or any other event as a result of which any holder of indebtedness may declare the same due and payable shall occur and continue uncorrected for more than any applicable grace period, or any representation or warranty herein shall no longer be true, or Borrower shall fail to perform or to comply with any term of this Agreement, or if the financial condition of Borrower shall have changed to the extent that such change, in the reasonable judgment of CFC, materially increases CFC's risk of repayment hereunder, then CFC may declare at any time all outstanding principal, interest and other amounts due hereunder immediately due and payable in full with accrued interest, without presentment or demand, and may withhold Advances. The Borrower waives the defense of usury and all rights to setoff, counterclaim, deduction or recoupment.

12. Survival of Representations and Warranties and Payment Obligations. Borrower agrees that its obligation to repay principal, interest and all other amounts due hereunder, and the representations and warranties made herein, shall survive termination of this Agreement. Borrower further agrees that such repayment obligations shall be automatically reinstated if and to the extent that for any reason any payment by or on
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      behalf of the Borrower is rescinded, set aside or must be
      otherwise restored, whether as a result of any proceeding in bankruptcy or reorganization or otherwise.

13. Representations and Warranties. Borrower represents and warrants that as of the date of its application for this line of credit, and on the date of each Advance hereunder:

      a) the Borrower is not in default of any of its financial obligations;

      b) there has been no material adverse change in the Borrower's business or financial condition from that set forth in its most recent audited financial statements;

      c) no litigation is pending or, to the best of Borrower's knowledge, threatened against the Borrower which, if adversely determined, would have a material adverse effect on the Borrower's ability to perform under this Agreement;

      d) the information contained in Borrower's audited financial statements, its other financial reports and information otherwise submitted in connection with this Agreement is complete and accurate, and said financial statements and financial reports fairly represent the financial condition of the Borrower as of the dates reflected thereon;

      e) the execution, delivery and performance of this Agreement has been duly authorized by the Borrower, which authorization has not been rescinded or modified;

      f) all Advances hereunder will be used only for proper corporate purposes;

      g) Borrower has notified CFC in writing if the principal place of business of the Borrower and the office where its records concerning accounts and contract rights are kept has changed;

      h) all property owned by the Borrower is located in the counties identified in the Mortgage;

      i) as to property which is presently included in the description of Mortgaged Property (as that term is defined in the Mortgage), the Borrower has not, without the prior written approval of CFC, signed any security agreement or filed or permitted to be filed any financing statement with respect to assets owned by it, other than security agreements and financing statements running in favor of CFC or except as disclosed in writing to CFC prior to the date hereof; and

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      j)    no license, consent or approval of any governmental
            agency or authority is required to enable the Borrower to enter into this Agreement, the Mortgage, or to execute any Note, or to perform any of its obligations provided for in such documents, except as disclosed in
            Schedule 1 hereto, all of which Borrower has obtained prior to the date hereof.

14. Conditions of Lending. As a condition to CFC making Advances hereunder, each of the following conditions shall be satisfied at the time of each Advance:

      a) CFC shall have received the Borrower's most recent annual financial statements, prepared in accordance with GAAP and audited by an independent certified public accountant, or otherwise in form and substance satisfactory to CFC;

      b) all representations and warranties set-forth herein shall be true and correct;

      c) the Borrower shall have obtained any and all necessary corporate, regulatory and governmental approvals for the Borrower to execute, deliver and perform its obligations under this Agreement; and

      d) Borrower shall have caused the Mortgage to be duly recorded as a mortgage on real property and duly filed, recorded or indexed as a security interest in personal property in each jurisdiction necessary in order to provide CFC with a perfected lien on all of Borrower's Mortgaged Property (as defined in the Mortgage), and the Borrower shall have paid all applicable taxes, recording and filing fees and caused satisfactory evidence thereof to be furnished to CFC.

15.   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

      (a) THE PERFORMANCE AND CONSTRUCTION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
            LAWS OF THE COMMONWEALTH OF VIRGINIA.

      (b) BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES COURTS LOCATED IN VIRGINIA AND OF ANY STATE COURT SO LOCATED FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE ESTABLISHING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN

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            INCONVENIENT FORUM.

      (c) EACH OF THE BORROWER AND CFC HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

16. Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein.

17. Setoff. CFC is hereby authorized at any time and from time to time without prior notice to the Borrower to exercise rights of setoff or recoupment and apply any and all amounts held, or hereafter held, by CFC or owed to the Borrower or for the credit or account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing hereunder. CFC agrees to notify the Borrower promptly after any such setoff or recoupment and the application thereof, provided that the-failure to give such notice shall not affect the validity of such setoff, recoupment or application. The rights of CFC under this section are in addition to any other rights and remedies (including other rights of setoff or recoupment) which CFC may have.

18. Termination and Cancellation of Existing Agreement Borrower agrees that its existing line of credit No. R-5103 with CFC, and the agreement(s) relating thereto shall be terminated and any outstanding principal, interest and other amounts outstanding thereunder shall be transferred to the line of credit established pursuant to this Agreement and deemed an Advance hereunder.

19. Miscellaneous. (a) This Agreement contains the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made in connection with this line of credit by any party hereto, or by any employee, officer, agent or attorney of any party hereto which is not contained herein shall be valid and binding. (b) Any amendment to this Agreement must be in writing signed by both parties.
      (c) No failure or delay by CFC in exercising any right or remedy hereunder shall operate as a waiver or preclude the future exercise thereof or of any other right or remedy. (d) If any payment is due from Borrower on a day which CFC is not open for business, then such payment shall be made on the next succeeding day on which CFC is open for

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      business.

20. Effective Date. This Agreement is dated and is effective as of JUNE 24, 1997.

Name of Borrower: Cap Rock Electric Cooperative, Inc.

Signed By:
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Title:
      -----------------------------------------

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:                                 Loan Number: TX-107-R-5104
   -------------------------------
                  Assistant Secretary-Treasurer

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                      CERTIFIED COPY OF MINUTES AUTHORIZING
                        Secured Revolving Line of Credit

     I, Alfred J. Schwartz, do hereby certify that: I am the Secretary of (the "Borrower") and further certify as follows:

          The following is a true and correct copy of excerpts from the minutes of a meeting of the Board of Directors of the Borrower held on June 24, 1997, as they in the Minute Book of the Borrower; the meeting was duly and properly called, with a quorum present and acting throughout; said resolutions were duly adopted thereat; the Secured Revolving Line of Credit (the "Agreement') submitted to National Rural Utilities Cooperative Finance Corporation ("CFC") is substantially in the form as presented to said meeting; the Board of Directors authorized the execution and delivery of the Agreement; and said resolutions have not been modified or rescinded:

          RESOLVED, that the Borrower establish a secured line of credit and authorize borrowing from National Rural Utilities Cooperative Finance Corporation ("CFC") in an amount which shall not at any one time exceed Twenty-five Million Dollars ($25,000,000.00), (the "Line of credit Amount"), for a term of twelve (1-2) months, which period shall automatically renew for successive twelve (12) month periods subject to the provisions of the Secured Revolving Line of Credit Agreement substantially in the form submitted to this meeting, a copy of which is attached hereto (the "Agreement"), and to pay such interest rate or rates as shall be prescribed in the Agreement; and,

          RESOLVED, that the Chairman of the board of Directors of the Borrower, Russell Jones, be and is hereby authorized to execute the Agreement on behalf of the Borrower, to execute any future amendments to said Agreement as such individual may deem appropriate within the Line of Credit Amount so authorized, and to execute such further documents as may be necessary or appropriate in order to comply with CFC's requirements; and,

          RESOLVED, that it is the intent of the Board that upon execution and delivery of the Agreement to CFC, and when executed by CFC, the Agreement shall constitute a valid and binding agreement between CFC and the Borrower, enforceable in accordance with its terms, and that the Borrower's obligations under the Agreement shall be secured by the Second Restated Mortgage and Security Agreement, dated as of October 24, 1995, by and between Borrower and CFC, as the same may have been or shall be supplemented, amended, consolidated, or restated from time to time; and,

          RESOLVED, that CFC shall be entitled to rely upon the direction of such director, officer or employee of Borrower as CFC reasonably believes is authorized on behalf of the Borrower to request and receive funds pursuant to the Agreement; and,

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          RESOLVED, that CFC is hereby authorized to receive, review and make copies of any financial statements, documents, reports, contracts or other materials as CFC may reasonably request from time to time in connection with the Agreement; and,

          RESOLVED, that the appropriate officers are authorized to take all other actions they deem advisable to carry out the purpose of these resolutions.

          IN WITNESS WHEREOF, I have hereunder set my hand and affixed the seal of the Borrower, this 24th day of June, 1997.

(Corporate Seal)

                                            ----------------------------------
                                            Alfred J. Schwartz, Secretary